M/A-COM Technology Solutions (MTSI) November 2013 Exhibit 99.1

Forward-Looking Statement Safe Harbor and
Use of Non-GAAP Financial Measures
This presentation contains forward-looking statements based on management’s beliefs and assumptions and on information currently available to our management.  Forward-looking statements include, among others, statements concerning the Mindspeed transaction, including those regarding the potential date of closing of the acquisition, and any potential benefits and synergies, strategic plans, divestitures, restructuring, cost savings, accretion, and financial and business expectations associated with the acquisition, as well as any other statements regarding our plans, beliefs or expectations regarding the transaction or its future business or financial results.
Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as
"anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential,” "predicts," "projects," "seeks," "should,"
"will," "would" or similar expressions and the negatives of those terms.
Our forward-looking statements are subject to assumptions, risks and uncertainties, and are not guarantees of future results. Actual results may differ materially from the outcomes stated or implied by our forward-looking statements based on any assumptions and risk factors we may mention today or otherwise, including the factors set forth in the press release we issued November 5, 2013 related to the Mindspeed acquisition, our Quarterly Report on Form 10-Q filed with the SEC on August 5, 2013, and other information we file with the SEC, which are publicly-available on the SEC's EDGAR database located at www.sec.gov. We undertake no obligation to update these statements at a later date. All projections in this presentation are made as of November 5, 2013 only and are not being reaffirmed hereby. MACOM undertakes no obligation to update them at any future date.
We make references in this presentation to certain financial information calculated on a basis other than in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP measures are provided as additional insight into on-going financial performance and to enhance the user’s overall understanding of the potential impact of the Mindspeed acquisition. These non-
GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. See reconciliation of MACOM results to the nearest GAAP measure in the appendix. We are unable to provide a quantitative reconciliation for certain non-GAAP measures presented herein to the most directly comparable GAAP measure because we cannot reliably forecast acquisition, integration and other costs related to the Mindspeed acquisition, which are difficult to predict and estimate.  We do not provide a reconciliation for Mindspeed’s historical non-GAAP information presented.
Our fiscal year end is the Friday closest to September 30th. Fiscal year 2014 will be a 53-week year and the first quarter of fiscal year
2014 will have 14 weeks.

Tender Offer Information
This communication is for informational purposes only and is not an offer to purchase any shares of Mindspeed or a solicitation of an offer to sell securities. MACOM and Micro Merger Sub, Inc.
have filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the United States Securities and Exchange Commission
(the “SEC”) and Mindspeed has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contains important information that should be read carefully before any decision is made with respect to the tender offer. Such materials are available to Mindspeed stockholders at no expense to them by written request to Georgeson Inc., 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310 or
by calling (866) 295-3782 (toll-free). In addition, such materials (and all other offer documents filed with the SEC) are available at no charge on the SEC’s website at
www.sec.gov.

MACOM is a leading supplier of high performance RF, µW, and mmW products
Company Snapshot
Strong catalog business with 2,700+ products
Advanced RF design capabilities solving difficult
and complex challenges
Established customer base of  6,000+ customers
$319mm of FY13 revenue
Advanced
RF Design
Diverse
Customer
Base
Financial
Scale and
Stability
Strong
Product
Portfolio
Broad end-
Markets /
Applications
Global
Presence
RF, µ W and mmW franchise built on 60+ years of innovation

Leader in high performance RF, µW and mmW analog semiconductors
Broad catalog business of long lifecycle products serving large and diverse end markets
Focused R&D investments in high-growth, high-margin applications
Growth and richer product mix driving gross and operating margin expansion
Scalable “fab-lite” manufacturing model with differentiated domestic manufacturing
Strong balance sheet, cash flow and return on capital
Announced definitive agreement to acquire Mindspeed Technologies, Inc. (NASDAQ:
MSPD), with an anticipated closing in December, 2013
Company Highlights

freescale
infineon
NXP
ANADIGICS
RF ICs
MACOM
High PerfRF & µW
Hittite
SKYWORKS
Handset s
RFMD
TriQuint SEMICONDUCTOR

TAM : $9.5B

SAM: $2.5 billion
6,000+ Customers
100%
80
60
40
20
0
Market Share of Major OEMs
BAE
Raytheon
NORTHROP GRUMMAN
BOEING
LOCKHEED
HUGHES
ViaSat
L3
BOEING
LOCKHEED
MOTOROLA
MOTOROLA
CISCO
ciena
fujitsu
HUAWEI
NEC
ERICSSON
Amplifiers
Diodes
Transistors
Other MM
HiRel
Components
Radar
Sat link / Milcom
LM Radios
CATV
Optical
Pt-Pt
Multi-Market
A&D
Networking

[redacted]

MACOM

Leader in High Performance RF, µW and mmW
Source: MACOM estimates based on internal and external (WSTS, ABI Research, Strategy Analytics, Engalco, Ovum, Infonetics, EJL, NSR, Yole) sources
Broad catalog portfolio and breadth of channel

Broad Catalog of Specialized Products
Integrated
Circuits
Power Pallets
& Transistors
Passive
Components
Diodes, Switch
Limiters, Switches
Active
Components
Multi-Chip
Modules
1 MHz
Radio Frequency
6 GHz
Microwave
20 GHz
110 GHz
Millimeter Wave
Industrial
Broad-
band
Wireless Data,
Toll Tags
GPS,
Avionic,
Radar
Cellular
DVB,
Satellite
Radio
WiMAX, WLAN,
Access Points
Test
Equipment
Microwave
Radio Links
DBS,
Industrial
Imaging
Satellite Payload
Communications
Industrial
VSAT
Millimeter
Wave Radio
Links
UAV
Datalink
SATCOM
Terminal
Communication
Tracking and
Jamming
Adaptive
Cruise
Control
Scientific
Imaging and
Measurement
Radar
Communications
Broadcast
• Sticky, value-added technologies
• Advanced RF, µW and mmW engineering competencies
• Long product lifecycles
Diverse Array of Products and Form Factors
Serving a Broad Frequency Spectrum

Served Addressable Market (SAM)
100%
80
60
40
20
0
% of Market
Custom Advanced Driver Assistance Modules
Point-to-Point Infrastructure
CATV
Optical
Radar
Land Mobile Radio
Space HiRel
Satellite Datalink/Milcom
Multi Market
Components
100G Optical
AESA radar
mmW Satlink
GaN MM
Auto Business
3% CAGR
Core End Markets
4% CAGR
High Growth Markets
42% CAGR
Projected Market Growth (SAM): 6% CAGR (2012 to 2016)

MACOM

Blended Organic Growth Model Targets 2-3x Market CAGR
Source: MACOM estimates based on internal and external (WSTS, ABI Research, Strategy Analytics, Engalco, Ovum, Infonetics, EJL, NSR, Yole, Moody’s, Dell ‘Oro) sources

$697M
SAM
$171M
SAM
2012-2016
CAGR: 42%
GaN MM
µW AESA
100G Optical
mmW Satlink
$800
$700
$600
$500
$400
$300
$200
$100
$0
2012
2016

MACOM

Investment Focused on High Growth, High Margin
(1)
Products
R&D focused on high growth
opportunities with disruptive
technologies
M&A delivering high growth
opportunities based on SiGe
and GaN technologies
New products targeting GM
ranging from low 60% to mid
80% – many exceed 70%
New products target 70+% gross margins
Focused on Selected High-Growth Opportunities Deep Commitment to Technology Leadership
Source: MACOM estimates based on internal and external (ABI Research, Strategy Analytics, Engalco, NSR, Dell’Oro) sources
(1) Gross margin is on non-GAAP basis.

Ford

Audi

Mercedes-Benz

NORTHROP GRUMMAN

Selex ES

LOCKHEED MARTIN

HARRIS

Rockwell Collins

MOTOROLA

THALES

iridium Everywhere

Agilent Technologies

ROHDE&SCHWARZ

SIEMENS

CISCO

ARRIS

ERICSSON

HUAWEI

Nokia Siemens Networks

OCLARO

Alcatel-Lucent

SAMSUNG

MACOM

Large and Diverse End Markets
Note: Percentage of revenue for FY Q4’13.
Servicing transition
from GaAs to GaN
technologies
Demand for improved
situational awareness
on the modern
battlefield
A&D – 28% Multi-market – 21%
Advanced driver
assistance for
navigation, fuel
efficiency and
reduced emissions
Automotive – 25%
Driven by cloud
computing,
streaming video
and mobile Internet
devices
Networks – 26%

Mindspeed Acquisition: Strategic Rationale
Aligns with core growth strategy in networking and
100G optical markets
Aligns with core growth strategy in networking and
100G optical markets
Consistent with MACOM’s high performance analog
business model – high margins, long lifecycles and
sticky customer relationships
Consistent with MACOM’s high performance analog
business model – high margins, long lifecycles and
sticky customer relationships
Complements MACOM’s strong US presence by adding
a broad customer footprint and sales channel in Asia
Pacific
Complements MACOM’s strong US presence by adding
a broad customer footprint and sales channel in Asia
Pacific
Expands addressable market with high-growth, high-
margin SiGe products and technology
Expands addressable market with high-growth, high-
margin SiGe products and technology
1
2
3
4
Expected to be immediately accretive to gross margin
and EPS with strong operational synergies
Expected to be immediately accretive to gross margin
and EPS with strong operational synergies
5
+

Automotive

Ford
Audi
Mercedes-Benz

A&D

Demand for improved situational awareness on the modern battlefield

NORTHROP GRUMMAN
SelexES
LOCKHEED MARTIN
HARRIS
Rockwell Collins
MOTOROLA
THALES
iridium Everywhere

Multi-market

Servicing transition from GaAs to GaN technologies

Agilent Technologies
ROHDE&SCHWARZ
SIEMENS

Networks

CISCO
ARRIS
HUAWEI
ERICSSON
NokiaSiemens Networks
OCLARO
Alcatel-Lucent
SAMSUNG

Яндекс

CISCO
HUAWEI
eci
Harris Broadcast
infinera
Alcatel-Lucent
SONY
FiberHome

MACOM

12 Proposed Mindspeed Acquisition Will Add Enterprise Demand for low latency and high bandwidth for eCommerce and the Internet of Things Enterprise

100G Gbps Wavelength System Shipments
System Revenue in $US Billions
$7
$6
$5
$4
$3
$2
$1
$0
Industry CAGR: 75%
2012
2013
2014
2015
2016
2017

Core
Data Center
Optical Transport
Future Integration & Convergence
Edge & Aggregation

100G GPPO Modules
High Performance "Eyes"
Integrated TIAs and CDRs
Multi-Channel Client side EML Drivers
Low Power Drivers for Metro

CISCO
OCLARO
CYOPTICS
NEC
FUJITSU
HUAWEI
Alcatel·Lucent

MACOM

13 Enterprise – 100G Optical PRODUCTS & TECHNOLOGY KEY CUSTOMERS APPLICATIONS 100G IN THE NETWORK Source: MACOM estimates based on internal and external (Infonetics, Dell’Oro) sources

MACOM
M02090
cisco
OCLARO
NEC
FUJITSU
HUAWEI
Alcatel-Lucent

MACOM

14 100G Optical – 10 Year Cycle of Innovation Products Device Technology Applications Optomai and Mindspeed acquisitions deliver 30-year heritage of innovation

CPU Transistor Counts 1971-2008 & Moore's Law
Transistor count
2,000,000,000
1,000,000,000
100,000,000
10,000,000
1,000,000
100,000
10,000
2,300
Curve shows 'Moore's Law': transistor count doubling every two years
1971
1980
1990
2000
Date of introduction

It's All About Transistor Performance, Not Integration

RF Transistors per Die

Si, GaAs, GaN	GaAs MMIC	SiGe BiCMOS
1	10	100

Si, GaAs, GaN

- Power Transistors
- Diodes
- Switches

GaAs MMIC

- Up/Down Converters
- Transmit/Receiver MMICs

SiGe BiCMOS

- Crosspoint Switches
- Clock Data Recovery
- Quad Channel PMDs

MACOM

15 Mindspeed’s SiGe Will Expand MACOM Technology Base

[redacted]

[redacted]

M2115x
(144x144)

[redacted]

TRANSMIT DRIVE / UPCONVERTER
D/A
STALO
RF FRONT END
RECEIVER DOWNCONVERTER

0
2,000
3,000
$3,600M
2012
GaAs
GaN
LDMOS
SOI
SiGe
SiGe Mindspeed
2017
GaAs
GaN
LDMOS
SOI
SiGe
SiGe Mindspeed
The SiGe Opportunity Space
Served Available Market by Technology
Mindspeed will deliver technology leadership
Will expand SAM in core RF and µw markets
SiGe expands SAM in two directions
Source:  MACOM estimates based on internal & external (ABI Research, Strategy Analytics)
sources
SiGe RF IC
~850 transistors (octal)
GaAs MMIC
~60 transistors
Crosspoint switches
2x2 to 288x288
3.2 Gbps to 12.8+ Gbps

RF Building Blocks	Performance Parameter	GaAs	GaN
Transistors and Amplifiers	Power Density Efficiency Bandwidth	0.7 – 1 W/mm ≈ 40% 10-20%	Tenfold improvement to 6-10 W/mm Twice as efficient, > 80% >150%
Low Noise Amplifiers	Noise Figure Power Survivability	< 1 dB Requires Limiter	System Noise Figure improvement of 1 dB Extremely durable
Switches	Power Handling Current Consumption	10 watts Draws current	Tenfold improvement to 100s of watts Draws no current
Mixers	Dynamic Range	V_{br} is 20 volts	Tenfold improvements in operating conditions (V_{br} > 200 watts)

GaAs vs. GaN Efficiency
GaAs PAE
GaN PAE
Power Added Efficiency (%)
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
0
0.05
0.1
0.15
0.2
Input Power (w/mm)

GaAs vs. GaN Output Power
GaN Po/mm
GaAs Po/mm
Output Power Density (w/mm)
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0
0.05
0.1
0.15
0.2
Input Power (w/mm)

DC IV Curves
GaAs vs. GaN
GaN
GaAs
Drain Current (mA/mm)
1,000
900
800
700
600
500
400
300
200
100
0
0.00E+00
2.00E+00
4.00E+00
6.00E+00
8.00E+00
Drain Voltage (Volts)

GaN as a Market Dislocator
Gallium Nitride is a wide bandgap semiconductor whose critical electric field is 10x that of GaAs and 20x that of Silicon enabling unprecedented power and bandwidth capability

[redacted]

MACOM
Technology Solutions

[redacted]

GCS
MACOM

frequency

[redacted]

MACOM

The GaN Dislocation
0
2,000
2,500
$3,500M
2012
GaAs
GaN
LDMOS
SiGe
SOI
2017
GaAs
GaN
LDMOS
SiGe
SOI
High Performance RF / µW Market by Technology
Copy Exact
0.5µ 0.25µ
0.15µ
90W power transistor in
3x6mm plastic package
MACOM drives GaN innovation
Industry's First Dual Source Supply Chain
GaN growing almost 5x faster than the market
Source: MACOM estimates based on internal & external (ABI Research, Strategy Analytics) sources

SAM in $M
$200
$160
$120
$80
$40
$0
Industry CAGR: 30%
2012
2013
2014
2015
2016

NORTHROP GRUMMAN

THALES

ITT

SELEX

LOCKHEED MARTIN

Raytheon

MACOM

Aerospace & Defense – AESA Radar
MMICs MPAR Module and Board Transistors
Diodes Components
X-band AESA RADAR
PRODUCTS & TECHNOLOGY KEY CUSTOMERS
APPLICATIONS
Source: MACOM estimates based on internal and external (Engalco) sources

LOCKHEED MARTIN
THALES
NORTHROP GRUMMAN
ITT

MACOM

20 AESA Radar – 20 Year Cycle of Innovation Products Device Technology Applications 60-year heritage of radar innovation

$140
$120
$100
$80
$60
$40
$20
$0
SAM in $M
Industry CAGR: 26%
2012
2013
2014
2015
2016

HARRIS

ViaSat

iridium Everywhere

Rockwell Collins

MOTOROLA

MACOM

Aerospace & Defense – mmW Satellite Link
PRODUCTS & TECHNOLOGY KEY CUSTOMERS
APPLICATIONS
mmW SATCOM GROWTH
Single  Chip T/R Module GaN Transistor
MELF Diodes Filters
Source: MACOM estimates based on internal and external (Engalco,NSR) sources

FIRST RF Corporation
HARRIS
MOTOROLA
Rockwell Collins
ViaSat

[redacted]

MACOM

22 mmW Satellite Link – 10 Year Cycle of Innovation Products Device Technology Applications 40-year heritage of satellite link innovation

- Internal specialized domestic fab is a competitive advantage
- Outsourcing enhances attractiveness of financial model

LOWELL
GCS
LONG BEACH
FLEXTRONICS
HANA
HSINCHU
WIN SEMI

Facility — Semiconductor Processing

Facility — Back-End Manufacturing

MACOM

23 Scalable, Fab-lite Manufacturing Strategy

MACOM
Asia
Pacific
23%
Americas
61%
Rest
16%

MINDSPEED
Americas
23%
Rest
7%
Asia
Pacific
70%

MACOM

Mindspeed Will Strengthen our Global Position
Note:  Geographic revenue based on the quarter ended June 28, 2013 for MACOM and Mindspeed. Mindspeed revenue excludes non-recurring revenue related to sales of intellectual property.

John Croteau
President & CEO

NXP ANALOG DEVICES

Conrad Gagnon
SVP & CFO

PRICEWATERHOUSECOOPERS Ingersoll Rand

Michael Murphy
SVP, Engineering

TriQuint SEMICONDUCTOR Infineon Raytheon

Suja Ramnath
SVP & GM, Market-Facing Businesses

RFMD

Robert Dennehy
SVP, Operations

MACOM

Jack Kennedy
VP, Sales

COBHAM Alpha

William Van Anglen
VP, Human Resources

FAIRCHILD SEMICONDUCTOR ANALOG DEVICES Fidelity

MACOM

25 Experienced and Proven Management Team

FINANCIAL OVERVIEW

High-performance analog semiconductor business model
• Proprietary products
• Long lifecycles
• Established customer relationships
Strong and cash generative broad catalog business
Focused R&D investment in new high-growth, high margin (70+%) products
Strong balance sheet, cash flow and return on capital
Key Financial Highlights
(1) Gross margin is on non-GAAP basis
(1)

1. Revenue for FY13 for MACOM and Mindspeed. Mindspeed revenue excludes wireless business and non-recurring revenue related to sales of intellectual property.
2. Post closing model is based on MACOM’s projections and assumes restructuring and achievement of targeted synergies.
3. Amounts shown under MACOM and Mindspeed are each companies’ reported FY 13 results. Non-GAAP margins.
4. Non-GAAP EPS (fully diluted).
Projected Financial Model Post Mindspeed Acquisition
(1)
($ in millions / % of revenue)
LTM Revenue
(3)
$319 $132 N/A
Gross Margin
(3)
45% ~63% 50%   – 52%
Operating Margin
(3)
19% ~18% 23%   – 25%
Post Closing
Model
(2)
EPS accretion expected to be between $0.15-$0.20 per share in FY 2014 and $0.25-$0.30 per share in FY 2015
(4)

$100
$75
$50
Range:
$80-$85
$75
$78
$82
$84
Q1 Actual
Q2 Actual
Q3 Actual
Q4 Actual
Q1
Guidance (3)

50%
45%
40%
35%
Range:
44.0%-46.0%
44.0%
44.5%
45.0%
45.4%
Q1 Actual
Q2 Actual
Q3 Actual
Q4 Actual
Q1
Guidance (3)

25%
20%
15%
10%
18.4%
19.1%
19.8%
20.3%
Q1 Actual
Q2 Actual
Q3 Actual
Q4 Actual

$0.30
$0.20
$0.10
Range:
$0.23-$0.26
$0.20
$0.24
$0.24
$0.25
Q1 Actual
Q2 Actual (2)
Q3 Actual
Q4 Actual
Q1 Guidance (3)

[redacted]

MACOM

($ in millions)
MACOM Fiscal 2013 Results & Q1 2014 Guidance
1. Non-GAAP.
2. Q2 actual includes $0.02 EPS related to CY12 tax credits.
3. Guidance is as of November 5, 2013 and not reaffirmed hereby
Incremental revenue model targets 60% gross margin(1) contribution
REVENUE GROSS MARGIN
(1)
OPERATING MARGIN
(1)
EPS
(1)

Revenue growth targeted at
2 to 3x market CAGR
New product gross
margins target ≥ 70%
FY13 Revenue
Mindspeed
Target Revenue

MACOM

Margin Expansion Through Growth, Mix Shift and Acquisition(1)
70%+ GM
< 70% GM
Incremental revenue model targets 60% blended  gross margin contribution
(1) Non-GAAP. Mindspeed information excludes wireless and communications processors businesses and non recurring sales of intellectual property.

Microsemi -4%
Hittite 3%
MACOM 6%

RF Micro Devices 26%
Skyworks 14%
TriQuint 7%

Semiconductor (WSTS): 2%
Intel -1%
NXP 10%
TI -5%
STMicro -5%

Maxim 2%
Linear Tech 1%
Analog Devices -2%

MACOM

MACOM Growth vs. Industry and Peers FY2012 - FY2013
High Performance RF and uW
Semiconductor Industry High Performance Analog
Handset Suppliers
Source:  Public filings and consensus estimates for FY13

$125
$100
$75
$50
$78
$85
$93
$103
$116
$110
FY Q3'12
FY Q4'12
FY Q1'13
FY Q2'13
FY Q3'13
FY Q4'13

20%
15%
10%
5%
0%
6%
9%
17%
13%
14%
4%
FY Q3'12
FY Q4'12
FY Q1'13
FY Q2'13
FY Q3'13
FY Q4'13

40%
35%
30%
25%
20%
24%
34%
33%
31%
FY 2010
FY 2011
FY 2012
FY 2013

[redacted]

Strong Balance Sheet, Cash Flow and Return on Capital
$110 million in cash, zero debt and untapped $300 million credit line as of September 27, 2013
Cash Balance
(1)
Free Cash Flow
(2)
(% of Rev.) Return on Capital Employed
(2)
($ in millions)
1. Balances shown are as of the end of the periods presented,
2. Free Cash Flow and Return on Capital Employed are non-GAAP measures and are defined in the Appendix.

Capitalization
MACOM
(1)
Mindspeed
(1)
Post Close
Model
(2)
Cash and cash equivalents $110.4 $35.0 $30.0
Outstanding debt - 57.6 214.1
Net outstanding debt NA $22.6 $184.1
Leverage ratio (2)
2.1x
Net leverage ratio (2)
1.8x
Model with $214 Million in borrowings against $300 Million Revolver
1) MACOM and Mindspeed amounts as of September 27, 2013.
2) Leverage ratios are non-GAAP measures and defined in the Appendix
($ in millions)

Summary
Continued revenue growth through
market share gains and strength of
catalog business
Accelerating growth through
targeted acquisitions and
investments in high growth,
defensible markets
Margin expansion through
acquisition,
high margin new
products
and richer product mix
Increasing profitability supported
by strong balance sheet

APPENDIX

Unless otherwise disclosed, non-GAAP financial information excludes amortization of intangibles, share-based and other non-cash compensation expense, restructuring charges, certain litigation costs, changes in the carrying values of liabilities measured at fair value, contingent consideration, other non-cash expenses, earn-out costs, exited leased facility costs and certain income tax and other items. Management does not believe that the excluded items are reflective of underlying performance. The exclusion of these and other similar items from the non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual.
“Free Cash Flow” (FCF), a non-GAAP financial measure, is cash flow from operations reduced by purchases of property and equipment. We use free cash flow, and ratios based on it, to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe it typically will present a more conservative measure of cash flows from operations since purchases of property and equipment, are a necessary component of ongoing operations. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate the portion of payments representing principal reductions of debt, obligations related to capital leases and leases accounted for as financing arrangements, or cash payments for business acquisitions. Therefore, we believe it is important to view free cash flow as a complement to our entire consolidated statements of cash flows.
“Return on Capital Employed” (ROCE), also a non-GAAP financial measure, is non-GAAP operating income after tax divided by the sum of i) total assets (excluding cash and cash equivalents) minus ii) current liabilities. We use the ROCE financial performance ratio in order to assess our income generation from the point of view of our shareholders and creditors, who provide us with capital in the forms of equity and debt. We believe that the presentation of ROCE and the various supplemental financial measures involved in its calculation provides useful information to investors because ROCE can be used to determine whether capital invested in the Company yields competitive returns. As with free cash flow, return on capital employed is used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.
Debt “Leverage Ratio”, also a non-GAAP financial measure, is presented as outstanding debt divided by adjusted earnings before interest, taxes, depreciation and amortization, all on a non-GAAP basis (EBITDA). When outstanding debt is reduced by available cash and cash equivalents in the calculation, this is referred to as “Net Leverage Ratio”.
Non-GAAP Financial Measures

($ in thousands)	Three Months Ended				Fiscal Years			
	9/27/13	6/28/13	3/29/13	12/28/12	2013	2012	2011	2010
Revenue	$83,655	$82,225	$77,824	$75,014	$318,718			
Gross Profit - GAAP	$37,280	$36,293	$33,861	$32,265	$139,699			
Gross Margin - GAAP	*44.6%*	*44.1%*	*43.5%*	*43.0%*	*43.8%*			
Amortization expense	479	473	474	474	1,900			
Non-cash compensation expense	216	243	292	288	1,039			
Gross Profit - non-GAAP	$37,975	$37,009	$34,627	$33,027	$142,638			
Gross Margin - non-GAAP	*45.4%*	*45.0%*	*44.5%*	*44.0%*	*44.8%*			
Income From Operations - GAAP	$6,802	$11,243	$11,411	$11,747	$41,203			
Operating Income Margin - GAAP	*8.1%*	*13.7%*	*14.7%*	*15.7%*	*12.9%*			
Amortization expense	794	788	789	789	3,160			
Non-cash compensation expense	1,730	1,420	1,683	1,263	6,096			
Optomai litigation settlement and costs	9,245	250	156	195	9,846			
Exited leased facility costs	-	-	1,267	-	$1,267			
Contingent consideration and earnout costs	(1,590)	1,590	(405)	(172)	(577)			
Restructuring charges	-	950	-	-	950			
Income From Operations - non-GAAP	$16,981	$16,241	$14,901	$13,822	$61,945			
Operating Income Margin - non-GAAP	*20.3%*	*19.8%*	*19.1%*	*18.4%*	*19.4%*			
Net Income (Loss) - GAAP	$3,750	$9,367	$8,086	$6,108	$27,311	($1,016)	($1,016)	$7,029
Amortization expense	495	493	435	553	1,977	2,361	2,578	1,131
Non-cash compensation expense	652	872	1,397	885	3,806	2,688	1,511	650
Optomai litigation settlement and costs	5,794	157	83	137	6,169	346	-	-
Exited leased facility costs	-	-	793	-	793	-	-	-
Contingent consideration and earnout costs	(992)	995	(241)	(120)	(358)	(2,802)	204	842
Restructuring charges	-	666	-	-	666	1,330	1,454	940
Accretion of common stock warrant liability	2,277	(1,060)	1,069	2,026	4,312	(3,175)	5,080	-
Accretion of Class B conversion liability	-	-	-	-	-	44,119	39,737	-
Non-cash interest expense	46	46	39	69	201	194	742	-
Discontinued operations	-	-	-	-	-	-	(754)	(494)
Non-recurring tax items	-	-	-		-	(1,961)	(16,351)	6,960
Net Income - non-GAAP	$12,022	$11,536	$11,661	$9,658	$44,877	$42,084	$33,185	$17,058
Diluted shares - GAAP	47,585	47,221	47,168	46,870				
Convertible preferred stock	-	-	-	-				
Incremental stock options, warrants, restricted stock and units	946	1,003	823	776				
Diluted shares - non-GAAP	48,531	48,224	47,991	47,646				
Earnings per diluted share - GAAP	0.08	0.20	0.17	0.13				
Earnings per diluted share - non-GAAP	0.25	0.24	0.24	0.20				
Capital Employed								
Total Assets					$304,231	$268,073	$211,268	$164,836
Cash and Cash Equivalents					(110,446)	(84,528)	(45,668)	(23,946)
Total Current Liabilities					(50,527)	(55,727)	(67,109)	(63,166)
Interest-bearing Liabilities					-	-	-	-
Capital Employed					$143,258	$127,818	$98,491	$77,724
Return on Capital Employed					31%	33%	34%	22%

MACOM

($ in thousands)
2010 2011 2012
Fiscal Years
December 28, 2012 March 29, 2013
Three Months Ended
Note: MTSI’s fiscal year end is the Friday closest to September 30 .
Reconciliation of GAAP to Non-GAAP Results
th

Reconciliation of GAAP to Non-GAAP Results Continued
Free-Cash Flow (FCF)
($ in thousands)
Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Revenue
$77,125 $74,563 $75,014 $77,824 $82,225 $83,655
Net cash from operating activities - GAAP
8,121 9,075 9,042 12,995 13,447 1,317
Contingent consideration payment
- - 5,328 - - -
Litigation settlement
- - - - - 7,250
Purchases of property and equipment
(3,846) (2,168) (1,580) (3,117) (1,969) (5,103)
Free Cash Flow - non-GAAP $4,275 $6,907 $12,790 $9,878 $11,478 $3,464
FCF as % of Revenue using GAAP measures 5.5% 9.3% 9.9% 12.7% 14.0% -4.5%
FCF as % of Revenue using non-GAAP measures 5.5% 9.3% 17.1% 12.7% 14.0% 4.1%